Exhibit 99.18

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Blue River Mortgage III, LLC. The review included a total of 685 newly originated residential mortgage loans, in connection with the securitization identified as GCAT 2023-INV1 (the “Securitization”). The Review was conducted from April 2021 to July 2023 on mortgage loans originated between March 2021 and May 2023.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed, and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (685 loans in total):

Two (2) loans had a Secondary Appraisal, two hundred eighty-seven (287) loans had AVMs, one hundred seventy-seven (177) loans had Desktop Reviews, one (1) loan had a Field Review, and one (1) loan had an Exterior Only Appraisal.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were seven (7) occurrences of this.

One (1) loan had a Field Review, and six (6) loans had an Exterior Only Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 685 mortgage loans reviewed, four hundred six (406) unique mortgage loans (59.27% by loan count) had a total of seven hundred thirty-eight (738) different tape discrepancies across twenty-one (21) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Maturity_Date	191	25.88%
B1_Employment_Indicator	148	20.05%
Origination_Date	104	14.09%
Channel	68	9.21%
Escrow_Indicator	67	9.08%
Property_Type	50	6.78%
Closing_Date	37	5.01%
All_Borrower_Total_Income	13	1.76%
First_Payment_Date_of_Loan	12	1.63%
Original_Collateral_Value	11	1.49%
UW_FICO_Utilized	11	1.49%
Occupancy	8	1.08%
Original_LTV	4	0.54%
Original_CLTV	3	0.41%
Property_County	3	0.41%
Number_Units	2	0.27%
Property_Zip	2	0.27%
Borrower_First_Name	1	0.14%
Property_Address	1	0.14%
Property_City	1	0.14%
Sales_Price	1	0.14%
Grand Total	738	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample by Loan Count
Event Grade A	655	$218,469,533.00	95.62%
Event Grade B	29	$8,985,245.00	4.23%
Event Grade C	1	$380,000.00	0.15%
Event Grade D	0	$0	0%
Total Sample	685	$227,834,778.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	670	97.81%
Event Grade B	15	2.19%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	685	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	680	99.27%
Event Grade B	5	0.73%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	685	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	675	98.54%
Event Grade B	9	1.31%
Event Grade C	1	0.15%

Event Grade D	0	0%
Total Sample	685	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	672
		Borrower Liabilities Verification Indicator is Partial	180
		HMDA Discrepancy(s) Noted	180
		Fraud Report Missing	74
		Borrower Income Verification does not match Approval	66
		DTI Exceeds AUS Maximum Allowable	64
		AUS is Partial	43
		Property is located in a FEMA disaster area	40
		Housing history does not meet guidelines	30
		Borrower Employment Verification does not meet guidelines	25
		Asset Documents are Incomplete	23
		Fraud Report Shows Uncleared Alerts	20
		Hazard Insurance Coverage is Not Sufficient.	17
		Interested Party Contribution – Exceeds Guidelines	15
		Final Loan Application is Partial	12
		CoBorrower Income Verification does not match Approval	11
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	11
		Appraisal date is greater than 120 days from Origination date.	9
		Final Loan Application is Missing	8
		CoBorrower Employment Verification does not meet guidelines	7
		CoBorrower Liabilities Verified Indicator is Partial	6
		Fraud Report is Only Partially Available	6
		Number of Mortgage Properties Exceeds Max Allowable Per Guidelines	6
		Transmittal Summary is Missing	6
		Hazard Insurance Effective Date is after the Note Date	5
		OFAC Check was not completed/Cleared.	5
		Borrower residency documentation not provided or issue with documentation	4
		CLTV Exceeds the AUS Maximum Allowable	4
		Fully Executed Purchase Contract is Partial	4

	Hazard Insurance Indicator is Partial	4
	LTV Exceeds AUS Maximum Allowable	4
	ULI Number on URLA does not match ULI Number provided by the Lender	4
	Borrower Credit Report Indicator is Partial	3
	Borrower Income Verification is less than 12 months	3
	FICO is less than the AUS Minimum Required	3
	Fully Executed Purchase Contract is Missing	3
	Borrower Three Income Verification does not match Approval	2
	Condo Approval Missing	2
	HAZARD INSURANCE CERTIFICATE MISSING	2
	Hazard Insurance Coverage is Not Sufficient	2
	Initial Loan Application is Missing	2
	Insufficient cash to close.	2
	Profit and Loss Does Not Meet Guidelines	2
	Servicing Comments are Missing	2
	Unresolved derogatory credit	2
	Borrower 2 Income Verification is less than 12 months	1
	Borrower 4 Income Verification is less than 12 months.	1
	Borrower Four Income Verification does not match Approval	1
	Borrower Income Verification Level is Missing	1
	Borrower Three Liabilities Verified Indicator is Partial	1
	CoBorrower Credit Report Indicator is Partial	1
	CoBorrower Employment Verification is Unavailable	1
	CoBorrower Employment Verification Level is Missing	1
	Co-Borrower residency documentation not provided or issue with documentation	1
	Executed HELOC closure letter not provided.	1
	Flood Certificate is Partial	1
	Flood Insurance Policy is Missing	1
	Occupancy Status	1
	Servicing Comments list impact to the borrowers related to COVID-19.	1
	Title Policy is Missing	1
	Title Policy is Partial	1
	Trust Documentation Missing or Incomplete	1
	Total Credit Grade (A) Exceptions:	1612
B	DTI Exceeds AUS Maximum Allowable	9
	Appraisal date is greater than 120 days from Origination date.	1
	AUS is Partial	1
	Borrower Employment Verification does not meet guidelines	1
	CLTV Exceeds the AUS Maximum Allowable	1
	Hazard Insurance Effective Date is after the Note Date	1
	Intent to Proceed is not Executed	1
	LTV Exceeds AUS Maximum Allowable	1
	Total Credit Grade (B) Exceptions:	16

Compliance	A	ATR/QM Status is Pending	17
		Charges That Cannot Increase Test	10
		Evidence of Rate Lock Not Provided	7
		Intent to Proceed is Missing	7
		Reimbursement Amount Test	7
		Consummation or Reimbursement Date Validation Test	5
		Security Instrument Indicator is Partial	5
		Initial Closing Disclosure Delivery Date Test	4
		No Compliance Findings	4
		Charges That In Total Cannot Increase More Than 10% Test	3
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	3
		eSigned Documents Consent is Missing	2
		Initial Loan Estimate Delivery Date Test (from application)	2
		Bona Fide Discount Points Test	1
		Lender did not provide ATR/QM Status Determination	1
		Lender NMLS Status is Not Active	1
		Mortgage Loan Finding	1
		Qualified Mortgage Lending Policy Points and Fees Test	1
		Qualified Mortgage Safe Harbor Threshold	1
		Security Instrument Indicator is Missing	1
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
		TRID "Section G. Initial Escrow Payment At Closing" Validation Test	1
		TRID Total of Payments Test	1
		Total Compliance Grade (A) Exceptions:	86
	B	Charges That Cannot Increase Test	2
		Intent to Proceed is Missing	2
		Affiliated Business Disclosure is Missing	1
		Per Diem Interest Amount Test	1
		Total Compliance Grade (B) Exceptions:	6
Valuations	A	Third Party Valuation Product not Provided	312
		Third party AVM Confidence Score is less than 90%	73
		Third Party AVM to appraised value exceeds 10% allowable variance	58
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	12
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	11
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	7
		Is Completion Certificate in file is No	5
		Origination Appraisal is Partial	5
		Third party AVM Confidence Score is less than 80%	4
		Third Party Desk Review variance to appraised value exceeds 10%	4
		Purchase Contract does not Match Appraisal	3
		Title Issues Present	3

	No Property Findings	2
	UCDP Summary Report is Missing	2
	Are all required Addendum and Exhibits included is No	1
	Total Property Grade (A) Exceptions:	502
B	Property Inspection Waiver Used at Origination	16
	Total Property Grade (B) Exceptions:	16
C	Third Party AVM to appraised value exceeds 10% allowable variance	1
	Third Party Desk Review variance to appraised value exceeds 10%	1
	Third Party Exterior Only Appraisal variance to appraised value exceeds 10%	1
	Total Property Grade (C) Exceptions:	3

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.